Nationwide Fund
Summary Prospectus March 1, 2021

Class/Ticker A NWFAX C GTRCX R GNWRX R6 NWABX Institutional Service Class MUIFX

Before you invest, you may want to review the Fund’s Prospectus, which contains information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information, each dated March 1, 2021 (as may be supplemented or revised), are incorporated by reference into this Summary Prospectus. For free paper or electronic copies of the Fund’s Prospectus and other information about the Fund, go to nationwide.com/mutualfundprospectuses, email a request to web_help@nationwide.com or call 800-848-0920, or ask any financial advisor, bank, or broker-dealer who offers shares of the Fund.

Objective
The Nationwide Fund seeks total return through a flexible combination of capital appreciation and current income.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and in “Investing with Nationwide Funds” commencing on page 83 of the Prospectus and in “Additional Information on Purchases and Sales” commencing on page 96 of the Statement of Additional Information. In addition, if you purchase shares through a specific intermediary, you may be subject to different sales charges including reductions in or waivers of such charges. More information about these intermediary-specific sales charge variations is available in Appendix A to the Fund’s Prospectus.
Shareholder Fees (fees paid directly from your investment)
	Class A Shares	Class C Shares	Class R Shares	Class R6 Shares	Institutional Service Class Shares
Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)	5.75%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	None	1.00%	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A Shares	Class C Shares	Class R Shares	Class R6 Shares	Institutional Service Class Shares
Management Fees	0.53%	0.53%	0.53%	0.53%	0.53%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.50%	None	None
Other Expenses	0.14%	0.19%	0.35%	0.10%	0.18%
Total Annual Fund Operating Expenses	0.92%	1.72%	1.38%	0.63%	0.71%
Amount of Fee Waiver/Expense Reimbursement(1)	(0.04)%	(0.04)%	(0.04)%	(0.04)%	(0.04)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	0.88%	1.68%	1.34%	0.59%	0.67%
(1)  Nationwide Mutual Funds (the “Trust”) and Nationwide Fund Advisors (the “Adviser”) have entered into a written contract waiving 0.045% of the management fee to which the Adviser would otherwise be entitled until February 28, 2022. Pursuant to the terms of the written contract, the Adviser is not entitled to recoup any fees it has waived. The written contract may be changed or eliminated only with consent of the Board of Trustees of the Trust.
Example
This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds.
SP-NAT (3/21)
Summary Prospectus March 1, 2021

Nationwide Fund

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses, and any expense limitation or fee waivers that may apply for the periods indicated above under “Fees and Expenses.” Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A Shares	$660	$848	$1,051	$1,638
Class C Shares	271	538	930	2,027
Class R Shares	136	433	751	1,654
Class R6 Shares	60	198	347	783
Institutional Service Class Shares	68	223	391	879
You would pay the following expenses on the same investment if you did not sell your shares:
	1 Year	3 Years	5 Years	10 Years
Class C Shares	$171	$538	$930	$2,027
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 68.55% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests in a diversified portfolio of common stocks to produce an overall blended equity portfolio consisting of various types of stocks that the subadviser believes offer the potential for capital growth and/or dividend income. Most of the stocks in which the Fund invests are issued by large-capitalization companies. The Fund considers large-capitalization companies to be those companies with market capitalizations of more than $5 billion. Some of these companies may be located outside of the United States. The Fund makes market capitalization determinations with respect to a security at the time it purchases such security.
In managing the Fund, the subadviser allocates the Fund’s assets across a variety of industries, selecting companies in each industry based on the research of a team of global industry analysts. The Fund typically seeks to maintain representation in each major industry represented by broad-based, large-cap U.S. equity indices.
The subadviser employs a “bottom-up” approach to selecting securities, emphasizing those that it believes to represent above-average potential for total return, based on fundamental research and analysis. Fundamental analysis of a company typically involves the assessment of a variety of factors, and may include the company’s business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and environmental, social and/or governance (ESG) factors. The subadviser seeks to develop a portfolio that is broadly diversified across issuers, sectors, industries and styles. The Fund’s portfolio therefore will include stocks that are considered to be either growth stocks or value stocks. Because the subadviser’s process is driven primarily by individual stock selection, the overall portfolio’s yield, price-to-earnings ratio, price-to-book ratio, growth rate and other characteristics will vary over time and, at any given time, the Fund may emphasize either growth stocks or value stocks. The subadviser may sell a security when it believes that a significant change in the company’s business fundamentals exists, it has become overvalued in terms of earnings, assets or growth prospects, or in order to take advantage of more attractive alternatives.
Principal Risks
The Fund cannot guarantee that it will achieve its investment objective.
As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:
Summary Prospectus March 1, 2021

Nationwide Fund

Equity securities risk– stock markets are volatile. The price of an equity security fluctuates based on changes in a company’s financial condition and overall market and economic conditions.
Market risk – market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. This may be due to numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuation of other stock markets around the world. The global pandemic outbreak of an infectious respiratory illness caused by a novel coronavirus known as COVID-19 has resulted in substantial market volatility and global business disruption, affecting the global economy and the financial health of individual companies in significant and unforeseen ways. The duration and future impact of COVID-19 are currently unknown, which may exacerbate the other risks that apply to the Fund and could negatively affect Fund performance and the value of your investment in the Fund.
Selection risk – selection risk is the risk that the securities selected by the Fund’s subadviser will underperform the markets, the relevant indexes or the securities selected by other funds with similar investment objectives and investment strategies.
Foreign securities risk – foreign securities may be more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the U.S. dollar and the currencies in which the securities are traded.
Dividend-paying stock risk – there is no guarantee that the issuers of the stocks held by the Fund will declare dividends in the future or that, if dividends are declared, they will remain at their current levels or increase over time.
Growth style risk– growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations. If the subadviser’s assessment of the prospects for a company’s growth is wrong, or if the subadviser’s judgment of how other investors will value the company’s growth is wrong, then the Fund may suffer a loss as the price of the company’s stock may fall or not approach the value that the subadviser has placed on it. In addition, growth stocks as a group may be out of favor at times and underperform the overall equity market for long periods while the market concentrates on other types of stocks, such as “value” stocks.
Value style risk – value investing carries the risk that the market will not recognize a security’s intrinsic value for a long time or that a stock judged to be undervalued actually may be appropriately priced. In addition, value stocks as a group may be out of favor at times and underperform the overall equity market for long periods while the market concentrates on other types of stocks, such as “growth” stocks.
Loss of money is a risk of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance
The following bar chart and table can help you evaluate the Fund’s potential risks. The bar chart shows how the Fund’s annual total returns have varied from year to year. The table compares the Fund’s average annual total returns to the returns of a broad-based securities index. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available at no cost by visiting nationwide.com/mutualfunds or by calling 800-848-0920.
Annual Total Returns– Institutional Service Class Shares
(Years Ended December 31,)

Highest Quarter:	21.71%	–	2Q 2020
Lowest Quarter:	-18.71%	–	1Q 2020
After-tax returns are shown in the table for Institutional Service Class shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-advantaged arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.
The inception date for Class R6 shares is April 10, 2018. Pre-inception historical performance for Class R6 shares is based on the previous performance of Institutional Service Class shares. Performance for Class R6 shares has been adjusted to
Summary Prospectus March 1, 2021

Nationwide Fund

reflect the difference in sales charges (see below) but not differing expenses.
Performance returns for Institutional Service Class shares reflect a front-end sales charge of 4.50% through July 31, 2012. This front-end sales charge was eliminated as of August 1, 2012, at which time the former Class D shares were re-designated as Institutional Service Class shares.
Average Annual Total Returns
(For the Periods Ended December 31, 2020)
	1 Year	5 Years	10 Years
Class A Shares– Before Taxes	15.36%	13.46%	12.18%
Class C Shares– Before Taxes	20.38%	13.92%	12.00%
Class R Shares– Before Taxes	21.82%	14.31%	12.39%
Class R6 Shares– Before Taxes	22.74%	15.13%	13.14%
Institutional Service Class Shares– Before Taxes	22.62%	15.07%	12.59%
Institutional Service Class Shares– After Taxes on Distributions	21.67%	12.56%	11.15%
Institutional Service Class Shares– After Taxes on Distributions and Sales of Shares	14.00%	11.28%	10.02%
S&P 500® Index (The Index does not pay sales charges, fees, expenses or taxes.)	18.40%	15.22%	13.88%
Portfolio Management
Investment Adviser
Nationwide Fund Advisors
Subadviser
Wellington Management Company LLP
Portfolio Managers
Portfolio Manager	Title	Length of Service with Fund
Jonathan G. White, CFA	Managing Director and Director, Research Portfolios	Since 2017
Mary L. Pryshlak, CFA	Senior Managing Director and Head of Investment Research	Since 2018
Purchase and Sale of Fund Shares
Minimum Initial Investment
Class A, Class C: $2,000
Class R: no minimum
Class R6: $1,000,000
Institutional Service Class: $50,000
Automatic Asset Accumulation Plan (Class A, Class C): $0*
*Provided each monthly purchase is at least $50

Minimum Additional Investment Class A, Class C: $100 Class R, Class R6, Institutional Service Class: no minimum Automatic Asset Accumulation Plan (Class A, Class C): $50
In general, you can buy or sell (redeem) shares of the Fund through your broker-dealer or financial intermediary, or by mail or phone on any business day. You can generally pay for shares by check or wire.
To Purchase and Sell (Redeem) Fund Shares
Mail: Nationwide Funds P.O. Box 701 Milwaukee, WI 53201- 0701	Overnight: Nationwide Funds 615 East Michigan Street Third Floor Milwaukee, WI 53202	Website: nationwide.com/ mutualfunds
Phone: 800-848-0920 (toll free). Representatives are available 9 a.m. – 8 p.m. Eastern time, Monday through Friday.
Tax Information
The Fund’s distributions are taxable, and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions may be taxed as ordinary income when withdrawn from the tax-advantaged account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
Summary Prospectus March 1, 2021

Nationwide Fund